TAX-EXEMPT PORTFOLIO

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

TAX-EXEMPT PORTFOLIO — SERVICE SHARES AND PREMIER SHARES

SUPPLEMENT DATED MAY 27, 2016 TO

SUMMARY PROSPECTUS DATED APRIL 1, 2016

PENDING LIQUIDATION OF THE TAX-EXEMPT PORTFOLIO

The Board of Trustees of Northern Institutional Funds (the “Trust”) has determined, after consideration of a number of factors, that it is in the best interests of the Tax-Exempt Portfolio (the “Portfolio”) and its shareholders that it be liquidated and terminated on or about October 14, 2016 (the “Liquidation Date”).

The Portfolio will discontinue accepting orders from new investors for the direct purchase of Portfolio shares or exchanges into the Portfolio from other funds of the Trust after the close of business on July 29, 2016. For existing shareholders who purchase Portfolio shares through a Northern Trust sweep account, the Portfolio will remain available until October 7, 2016. The plan of liquidation for the Portfolio provides that the Portfolio will begin liquidating its assets as soon as is reasonable and practicable after the effective date of the plan of liquidation, but in no event later than the Liquidation Date.

Prior to the Liquidation Date, Portfolio shareholders may either: (1) redeem their shares; or (2) exchange their shares at net asset value for shares of another fund of the Trust. Redemptions and exchange orders should be submitted in the manner described in the Prospectus under “Account Policies and Other Information.”

If no action is taken by a Portfolio shareholder prior to the Liquidation Date, the Portfolio will distribute to such shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s interest in the net assets of the Portfolio (a “liquidating distribution”) as of the Liquidation Date. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash, cash equivalent securities or short-term investments. During this time, the Portfolio may hold more cash, cash equivalents or other short-term investments than normal, which may prevent the Portfolio from meeting its stated investment objective.

The Portfolio may make distributions to the shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions may be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). Shareholders who purchase shares of the Portfolio after the date of this supplement may receive distributions that result in short-term capital gains or losses.

SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISORS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF THE LIQUIDATION OF THE PORTFOLIO.

The pending liquidation may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of Trustees of the Trust.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT PSTE (5/16)

NORTHERN INSTITUTIONAL FUNDS SUMMARY PROSPECTUS